UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (date of earliest event reported): March 16, 2007

EASY GROUPS LIMITED
(Exact name of Registrant as specified in its charter)

Nevada	000-28339	84-1398342
(State of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

57 West 200 South, Ste. 550
Salt Lake City, Utah	84101
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (801) 536-5000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

On March 16, 2007 Easy Groups Limited (the “Company”) engaged the accounting firm of Moore & Associates (“Moore”) as the Company's independent registered public accounting firm. The Company engaged Moore to audit its financial statements for the years ended September 30, 2004, 2005, and 2006.

Pursuant to a Form 8-K filed on March 21, 2007 stating that the Company’s previous independent public accounting firm, HJ & Associates, L.L.C. (“HJ”) had certain disagreements with regard to matters of accounting principles or practices, financial statement disclosures and auditing scope or procedure with respect to the Company.

The Company has authorized that HJ work with Moore and management to resolve any disagreements pursuant to HJ’s Non-Reliance Letter dated March 13, 2007. (Filed as Exhibit 17.1 of Form 8-K filed with the Commission on March 21, 2007.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EASY GROUPS LIMITED
(Registrant)

Date: March 30, 2007 /s/ Reed Benson
Reed Benson, President